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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event report):  March 31, 1999



                            GREENPOINT CREDIT CORP.
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               (exact name of registrant as specified in charter)


                                    DELAWARE
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                 (state or other jurisdiction of incorporation)


                                   333-59731
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                            (commission file number)


                                   13-4002891
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                    (I.R.S. employer identification number)


                            10089 Willow Creek Road
                          San Diego, California  92131
                                 (619) 530-9394
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   (address and telephone number of registrant's principal executive offices)
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Item 5.  Other Events

      (a)      Monthly Report


  The following are filed herewith. The exhibit numbers correspond with Item 601 (b) of Regulation S-K.

      Exhibit No.             Description

        * 4. Pooling and Servicing Agreement, dated as of February 1, 1999, between Greenpoint Credit Corp., as Contract Seller and Servicer and The First National Bank of Chicago as Trustee.

          99.        Monthly Investor Servicing Report.

* Filed previously with the commission on March 1 1999 as an exhibit to a report on Form 8-K.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                                        GREENPOINT CREDIT CORP.

                                        BY:  /s/ Charles O. Ryan
                                           ---------------------
                                           Name:  Charles O. Ryan
                                           Title: Senior Vice President

                                           Dated:  April 22, 1999
                                                   San Diego, California